PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT


     THIS PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made this 10th day of July, 2003, by DCAP GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Pledgor") for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, A New York State Bank organized under the laws of the State of New York (the "Lender").

                                    RECITALS

     A. Payments Inc., a corporation organized and existing under the laws of the State of New York (the "Borrower") and the Lender have entered into a Financing and Security Agreement dated the same date as this Agreement (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement").

     B. Pursuant to a certain Guaranty of Payment Agreement dated the same date as this Agreement (the "Guaranty"), the Pledgor has guaranteed, among other things, the payment and performance of all of the Obligations (as that term is defined in the Financing Agreement) of the Borrower under the Financing Agreement.

     C. It is a condition precedent, among others, to the Lender's agreement to enter into the Financing Agreement and to make loans and other financial accommodations thereunder that the Pledgor enter into this Agreement in order to secure the full and prompt performance of the Borrower of all of the Obligations and under all of the other Financing Documents (as that term is defined in the Financing Agreement).

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the Lender's entering into the Financing Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor hereby agrees as follows:

                                   ARTICLE I
                                   DEFINITIONS

     Section 1.1 Definitions.

     As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein and capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Financing Agreement. Further, as used in this Agreement:

     "Holder" and "Holders" shall have the meanings ascribed thereto in Section 4.2(c) of this Agreement.


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     "Issuer" means the collective  reference to each of the Persons  identified as an Issuer on Schedule 1 attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

     "Stock Collateral" means the collective reference to the following, whether now owned or existing or hereafter acquired or arising:

          (a) (i) one hundred (100) shares of the common stock (the Blast Acquisition Stock") of Blast Acquisition Corp., (ii) one hundred (100) shares of the common stock (the "Intandem Stock") of Intandem Corp., (iii) one hundred (100) shares of the common stock (the "DCAP Management Stock") of DCAP Management Corp., (iv) one hundred (100) shares of the common stock (the "Dealers Choice Stock") of Dealers Choice Automotive Planning, Inc.,
     (v) one hundred (100) shares of the common stock (the "Payments Stock") of Payments Inc., (vi) 50 shares of the common stock (the "AA DCAP Stock") of AADCAP Greenbrook, Inc., and (vii) 500 shares of the common stock (the "IAH Stock") of IAH, Inc. (formerly known as International Airport Hotel, Inc.) (the Blast Acquisition Stock, the Intandem Stock, the DCAP Management Stock, the Dealers Choice Stock, the Payments Stock, the AA DCAP Stock and the IAH Stock are hereinafter referred to collectively as the "Stock");

          (b) all stock rights, rights to subscribe, rights to distributions, dividends and other distributions (including, but not limited to, distributions in kind, cash dividends, stock dividends, dividends paid in stock, returns of capital and liquidating dividends) and all other rights, benefits, and property interests with respect to the Stock;

          (c) all other or additional (or less) stock or other securities or property (including, without limitation, money or instruments) which may be received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for the Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement or by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization, or otherwise;

          (d) all general intangibles, investment property, financial assets and security entitlements with respect to the foregoing; and

          (e) all proceeds (both cash and noncash) of the foregoing.

     Section 1.2 Construction.

     Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP, as consistently applied to the applicable Person. All terms used herein which are defined by the Uniform Commercial Code shall have


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the same meanings as assigned to them by the Uniform  Commercial Code unless and to the extent varied by this Agreement.

     The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

     Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender or the Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

     The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                                   ARTICLE II
                                    SECURITY

     Section 2.1 The Stock Collateral.

     As security for the prompt and full performance of the Obligations, and as security for the prompt and full performance of all obligations of the Pledgor under the Guaranty and this Agreement and all, if any, other obligations of the Pledgor to the Lender, all of the foregoing, whether now in existence or hereafter created and whether joint, several, or both, primary, secondary, direct, contingent or otherwise, the Pledgor hereby pledges, assigns and grants to the Lender a security interest in the Stock Collateral.

     Section 2.2 Rights of the Lender in the Stock Collateral.

     The Pledgor agrees that with respect to the Stock Collateral the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, as well as those provided by law and/or in this Agreement. Notwithstanding the fact that the proceeds of the Stock Collateral constitute part of the Stock Collateral, the Pledgor may not dispose of the Stock Collateral, or any part thereof, except as consistent with Schedule 3.8.

     Section 2.3 Rights of the Pledgor in the Stock Collateral.

     Until an Event of Default (as that term is defined in ARTICLE V (Default and Rights and Remedies)) occurs, the Pledgor shall be entitled to receive all dividends and other distributions which may be paid on the Stock Collateral and which are not otherwise prohibited by the Financing Documents. Any cash dividend or distribution payable in respect of the Stock


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

Collateral which represents, in whole or in part a return of capital or a violation of this Agreement or the other Financing Documents shall be received by the Pledgor in trust for the Lender, shall be paid immediately to the Lender and shall be retained by the Lender as part of the Stock Collateral.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES


     To induce the Lender to advance sums to the Borrower under the Financing Agreement, the Pledgor represents and warrants to the Lender and shall be deemed to represent and warrant at the time of each request for, and the time of each advance under, the credit facilities described in the Financing Agreement, as follows:

     Section 3.1 Stock Interests.

     Except as set forth on Schedule 3.1 attached hereto and made a part hereof, the Stock represents one hundred percent (100%) of the equity interests of the Issuer.

     Section 3.2 Good Standing.

     The Pledgor (1) is a corporation duly organized and existing, in good standing, under the laws of the jurisdiction of its incorporation, and (2) has the corporate power and all necessary governmental licenses, authorizations, consents and approvals required to own its property and to carry on its business as now being conducted and take the actions contemplated by this Agreement.

     Section 3.3 Authority.

     The Pledgor has full corporate power and authority to enter into and execute and deliver this Agreement, to transfer the Stock Collateral and perform all other obligations required hereunder with respect to the Stock Collateral, and to incur and perform the obligations provided for in this Agreement, all of which have been duly authorized by all proper and necessary corporate action by the Pledgor. No consent or approval of stockholders or any creditors of the Pledgor or the Issuer, or of any other Person, and no consent, approval, filing or registration with or notice to Governmental Authority, is required as a condition to the execution, delivery, validity or enforceability of this Agreement or the performance by the Pledgor of the its obligations under this Agreement, including, without limitation, the right of the Lender to dispose of the Stock Collateral following an Event of Default. The Pledgor has full right, power and authority and has all voting rights in any corporate matters as may be represented by the Stock Collateral.

     Section 3.4 Binding Agreements.

     This Agreement and the other Financing Documents executed and delivered by the Pledgor have been properly executed and delivered and constitute the valid and legally binding obligations of the Pledgor and are fully enforceable against the Pledgor in accordance with their respective terms.

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

     Section 3.5 No Conflicts.

     Neither the execution, delivery and performance of the terms of this Agreement nor the consummation of the transactions contemplated by this Agreement will conflict with, violate or be prevented by (a) the Pledgor's charter or bylaws, (b) any existing mortgage, indenture, contract or agreement binding on the Pledgor or affecting its property, or (c) any Laws.

     Section 3.6 Compliance with Laws.

     The Pledgor is not in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting the Pledgor or any of its properties, the violation of which could adversely affect the authority of the Pledgor to enter into, or the ability of the Pledgor to perform under, this Agreement or any of the other Financing Documents executed by the Pledgor.

     Section 3.7 Litigation.

     There are no proceedings, actions or investigations pending or, so far as the Pledgor knows, threatened before or by any court, arbitrator, or any Governmental Authority which could adversely affect the authority of the Pledgor to enter into, or the ability of the Pledgor to perform under, this Agreement or any of the other Financing Documents executed and delivered by the Pledgor.

     Section 3.8 Title to Properties.

     The Pledgor has good and marketable title to the Stock Collateral. The Pledgor has legal, enforceable and uncontested rights to use freely such property and assets. Except as set forth on Schedule 3.8 attached hereto and made a part hereof, the Pledgor is the sole owner of all of the Stock Collateral, free and clear of all security interests, pledges, voting trusts, agreements, Liens (as that term is defined in the Financing Agreement), claims and encumbrances whatsoever, other than the security interest, assignment and lien granted under this Agreement. The interests assigned as Stock Collateral are subject to no outstanding options, voting trusts, shareholders agreement, or other requirements with respect to such interests.

     Section 3.9 Perfection and Priority of Stock Collateral.

     The Lender has, or upon execution and recording of this Agreement and the Security Documents (as that term is defined in the Financing Agreement) will have, and will continue to have as security for the Obligations and the other obligations secured by this Agreement, a valid and perfected Lien on and security interest in all Stock Collateral, free of all other Liens, claims and rights of third parties whatsoever, except as set forth on Schedule3.8.

     Section 3.10 Business Information.

     The information contained in EXHIBIT A, which is attached to and a part of this Agreement, is complete and correct.


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                                   ARTICLE IV
                                    COVENANTS


     Until payment in full and the performance of all of the Obligations and all of the obligations of the Pledgor hereunder or secured hereby, the Pledgor covenants and agrees with the Lender as follows:

     Section 4.1 Existence.

     The Pledgor shall maintain its corporate existence in good standing in the jurisdiction in which it is incorporated and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect on the ability of the Pledgor to perform its obligations under this Agreement, on the conduct of the Pledgor's operations, on the Pledgor's financial condition, or on the value of, or the ability of the Lender to realize upon, the Stock Collateral.

     Section 4.2 Delivery and Registration of Stock Collateral.

          (a) All certificates or instruments representing or evidencing any of the Stock Collateral shall be immediately delivered by the Pledgor to the Lender or the Lender's designee pursuant hereto at a location designated by the Lender, shall be held by or on behalf of the Lender pursuant to this Agreement, and shall be in suitable form for transfer by delivery, or shall be accompanied by executed irrevocable, blank stock powers (or other instrument of transfer or assignment in blank) for each of the certificates and instruments, all in number, form and substance satisfactory to the Lender and its counsel.

          (b) Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register on the books of the Issuer (or of any other Person maintaining records with respect to the Stock Collateral) in the name of the Lender or any of its nominees any or all of the Stock Collateral. In addition, the Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Stock Collateral for certificates or instruments of smaller or larger denominations.

          (c) If, at any time and from time to time, any Stock Collateral (including any certificate or instrument representing or evidencing any Stock Collateral) is in the possession of a Person other than the Lender or the Pledgor (a "Holder"), then the Pledgor shall immediately, at the Lender's option, either cause such Stock Collateral to be delivered into the Lender's possession, or cause such Holder to enter into a control agreement, in form and substance satisfactory to the Lender, and take all other steps deemed necessary by the Lender to perfect by control the security interest of the Lender in such Stock Collateral, all pursuant to the Uniform Commercial Code or other applicable law governing the perfection of the Lender's security interest in the Stock Collateral in the possession of such Holder.

          (d) If, at any time and from time to time, any Stock Collateral is a security entitlement, then the Pledgor shall immediately cause the financial intermediary with respect to such security entitlement to enter into a control agreement, in form and substance satisfactory to the Lender, and take all other steps deemed necessary by the Lender to perfect the security


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

interest of the Lender in such security entitlement by control, all pursuant to the Uniform Commercial Code or other applicable law governing the perfection of the Lender's security interest in the security entitlement.

          (e) Any and all Stock Collateral (including, without limitation, dividends, interest, and other cash distributions) at any time received or held by the Pledgor shall be so received or held in trust for the Lender, shall be segregated from other funds and property of the Pledgor and shall be forthwith delivered to the Lender in the same form as so received or held, with any necessary endorsements.

          (f) If at any time, and from time to time, any Stock Collateral consists of an uncertificated security or a security in book entry form, then the Pledgor shall immediately cause such Stock Collateral to be registered or entered, as the case may be, in the name of the Lender, or otherwise cause the Lender's security interest thereon to be perfected in accordance with applicable Laws.

     Section 4.3 Defense of Title and Further Assurances.

     The Pledgor will do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Stock Collateral, and shall defend, at its sole expense, the title to the Stock Collateral and any part thereof. Further, the Pledgor shall promptly, upon request by the Lender, execute, acknowledge and deliver any financing statement, endorsement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document as the Lender may require in order to perfect, preserve, maintain, protect, continue, realize upon, and/or extend the lien and security interest of the Lender under this Agreement and the priority thereof. The Pledgor shall pay to the Lender upon demand all taxes, costs and expenses (including but not limited to reasonable attorney's fees) incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument mentioned aforesaid.

     Section 4.4 Compliance with Laws.

     The Pledgor shall comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect on the ability of the Pledgor to perform its obligations under this Agreement or any of the Financing Documents to which the Pledgor is a party or on the conduct of the Pledgor's operations, on the Pledgor's financial condition, or on the value of, or the ability of the Lender to realize upon, the Stock Collateral.

     Section 4.5 Protection of Stock Collateral.

     The Pledgor agrees that the Lender may at any time take such steps as the Lender deems reasonably necessary to protect the Lender's interest in, and to preserve the Stock Collateral. The Pledgor agrees to cooperate fully with the Lender's efforts to preserve the Stock Collateral and will take such actions to preserve the Stock Collateral as the Lender may in good faith direct. All of the Lender's expenses of preserving the Stock Collateral, including, without limitation, reasonable attorneys' fees, shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement).

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     Section 4.6 Certain Notices.

     The Pledgor will promptly notify the Lender in writing of any Event of Default and of any litigation, regulatory proceeding, or other event which materially and adversely affects the value of the Stock Collateral, the ability of the Pledgor or the Lender to dispose of the Stock Collateral, or the rights and remedies of the Lender in relation thereto. Upon receipt by the Pledgor of any material notice, report, or other communication from the Issuer or any Holder relating to all or any part of the Stock Collateral, deliver such notice, report or other communication to the Lender as soon as possible, but in no event later than five (5) days following the receipt thereof by the Pledgor.

     Section 4.7 Information.

     The Pledgor shall give the Lender not less than thirty (30) days' prior written notice of any change to the information set forth on EXHIBIT A.

     Section 4.8 Books and Records;  Information.

          (a) The Pledgor shall maintain proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to the Stock Collateral and which reflect the Lien of the Lender thereon.

          (b) The Pledgor agrees that the Lender may from time to time and at its option (i) require the Pledgor to, and the Pledgor shall, periodically deliver to the Lender records and schedules, which show the status of the Stock Collateral and such other matters which affect the Stock Collateral; (ii) verify the Stock Collateral and inspect the books and records of the Pledgor and make copies thereof or extracts therefrom; (iii) notify any prospective buyers or transferees of the Stock Collateral or any other Persons (as that term is defined in the Financing Agreement) of the Lender's interest in the Stock Collateral; and (iv) disclose to prospective buyers or transferees from the Lender any and all information regarding the Issuer, the Stock Collateral and/or the Pledgor.

     Section 4.9 Disposition of Stock Collateral.

     The Pledgor will not sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Stock Collateral or any part thereof.

     Section 4.10 Distributions.

     The Pledgor shall receive no dividend or distribution or other benefit with respect to the Issuer, and shall not vote, consent, waive or ratify any action taken, which would violate or be inconsistent with any of the terms and provisions of this Agreement, the Financing Agreement or any of the other Financing Documents or which would materially impair the position or interest of the Lender in the Stock Collateral or dilute the percentage of the ownership interests of the Issuer pledged to the Lender hereunder, except as expressly permitted by the Financing Agreement.

     Section 4.11 Liens.

     The Pledgor will not create, incur, assume or suffer to exist any Lien upon any of the Stock Collateral, other than Liens in favor of the Lender.

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     Section 4.12 Survival.

     All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the making of any advance under the Financing Agreement and the incurring of any other Obligations and the other obligations secured by this Agreement.

                                   ARTICLE V
                         DEFAULT AND RIGHTS AND REMEDIES

     Section 5.1 Events of Default.

     The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:

          5.1.1 Default under Financing Agreement.

          An Event of Default (as that term is defined in the Financing Agreement) shall occur under the Financing Agreement.

          5.1.2 Default under this Agreement.

          The Pledgor shall fail to duly perform, comply with or observe any of the terms, conditions, covenants or agreements contained in of this Agreement.

          5.1.3 Breach of Representations and Warranties.

          Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Pledgor), financial statement or other document furnished by the Pledgor or its agents or representatives in connection with this Agreement, any of the other Financing Documents, or the Obligations or the other obligations secured by this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

          5.1.4 Receiver; Bankruptcy.

          The Pledgor shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (b) admit in writing its inability to pay its debts as they mature, (c) make a general assignment for the benefit of creditors, (d) be adjudicated a bankrupt or insolvent, (e) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, (f) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (g) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or




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

otherwise prohibiting the operation of a material portion of the Pledgor's business or the use or disposition of a material portion of the Pledgor's assets.

          5.1.5 Involuntary Bankruptcy, etc.

          (a) An order for relief shall be entered in any involuntary case brought against the Pledgor under the Bankruptcy Code (as that term is defined in the Financing Agreement), or (b) any such case shall be commenced against the Pledgor and shall not be dismissed within sixty (60) days after the filing of the petition, or (c) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than the Pledgor (i) adjudicating the Pledgor bankrupt or insolvent, or (ii) appointing a receiver, trustee or liquidator of the Pledgor, or of a material portion of the Pledgor's assets, or (iii) enjoining, prohibiting or otherwise limiting the operation of a material portion of the Pledgor's business or the use or disposition of a material portion of the Pledgor's assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

          5.1.6 Changes to Entity.

          If the Pledgor shall liquidate, dissolve or terminate its existence, change its name, state of organization, or entity structure, or become organized under the laws of an additional state.

     Section 5.2 Remedies.

     Upon the occurrence of an Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

          5.2.1 Uniform Commercial Code.

          The Lender shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Lender, the Pledgor shall assemble the Stock Collateral and make it available to the Lender, at a place designated by the Lender. The Lender or its agents may without notice from time to time enter upon the Pledgor's premises to take possession of the Stock Collateral, to remove it, or otherwise to prepare it for sale, or to sell or otherwise dispose of it.

          5.2.2 Sale or Other Disposition of Stock Collateral.

          (a) The Lender may sell or redeem the Stock Collateral, or any part thereof, in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Lender, at the Lender's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Lender shall, in its sole discretion, determine, and the Lender may be the purchaser of any or all of the Stock Collateral so sold. Further, any written notice of the sale, disposition or other intended action by the Lender with respect to the Stock Collateral which is sent by regular mail, postage prepaid, to the Pledgor at the address set forth in Section 6.1 (Notices), or such other address of the Pledgor which may from time to time be shown on the Lender's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Pledgor. The Lender may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require the Lender to give any notice not required by applicable Laws.

          (b) If any consent, approval, or authorization of any Governmental Authority or any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Stock Collateral, the Pledgor agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

          (c) The Pledgor recognizes that the Lender may be unable to effect a public sale of all or a part of the Stock Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable federal and state Laws (collectively, "Securities Laws"). The Lender may, therefore, in its discretion, take such steps as it may deem appropriate to comply with such Laws and may, for example, at any sale of the Stock Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. The Pledgor covenants and agrees to do or cause to be done promptly all such acts and things as the Lender may request from time to time and as may be necessary to offer and/or sell the securities or any part thereof in a manner which is valid and binding and in conformance with all applicable Laws.

          (d) Without implying any limitation on the foregoing, the Pledgor agrees that, upon request of the Lender, the Pledgor will, at its own expense:

               (i) execute and deliver, and use its best efforts to cause the Issuer and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Lender, advisable to register such Stock Collateral under the provisions of applicable Securities Laws, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of Securities Laws;

               (ii) use its best efforts to qualify the Stock Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Stock Collateral, as requested by the Lender;

               (iii) execute and deliver, or cause the officers and directors of the Issuer to execute and deliver, to any person, entity or governmental authority as the Lender may choose, any and all documents and writings which, in the Lender's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where the Pledgor or the Issuer engages in business, in order to transfer or to more effectively transfer the Stock Collateral or otherwise enforce the Lender's rights hereunder; and

               (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Stock Collateral or any part thereof valid and binding and in compliance with applicable law.

          (e) The Pledgor acknowledges that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this Section 5.2.2, such failure would not be adequately compensable in damages and such damages would be difficult to ascertain and may be irreparable, and, therefore, the Pledgor agrees that its agreements contained in this Section 5.2.2 may be specifically enforced, by injunction or by other equitable remedy, and the Pledgor waives any defense that the Lender cannot demonstrate damage and/or can be made whole by the awarding of damages.

          5.2.3 Specific Rights With Regard to Stock Collateral.

     In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Lender may (but shall be under no obligation to), without notice to the Pledgor, and the Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Pledgor and without notice to the Pledgor:

          (a) compromise, extend or renew any of the Stock Collateral or deal with the same as it may deem advisable;

          (b) make exchanges, substitutions or surrenders of all or any part of the Stock Collateral;

          (c) copy, transcribe, or remove from any place of business of the Pledgor all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Stock Collateral or without cost or expense to the Lender, make such use of the Pledgor's places of business as may be reasonably necessary to administer, control and collect the Stock Collateral;

          (d) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Stock Collateral;

          (e) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Stock Collateral;

          (f) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Stock Collateral or any legal proceedings brought in respect thereof;

          (g) endorse or sign the name of the Pledgor upon any items of payment, certificates of title, instruments, securities, powers, documents, documents of title, or other writing relating to or part of the Stock Collateral and on any Proof of Claim in Bankruptcy against an account debtor; and

          (h) take any other action necessary or beneficial to realize upon or dispose of the Stock Collateral.

          5.2.4 Application of Proceeds.

     Any proceeds of sale or other disposition of the Stock Collateral will be applied by the Lender to the payment of the Enforcement Costs, and any balance of such proceeds will be applied by the Lender to the payment of the balance of the Obligations and the other obligations secured by this Agreement in such order and manner of application as the Lender may from time to time in its sole and absolute discretion determine. If the sale or other disposition of the Stock Collateral fails to fully satisfy the Obligations and the other obligations secured by this Agreement, the Pledgor shall remain liable to the Lender for any deficiency.

          5.2.5 Performance by Lender.

     If the Pledgor shall fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Lender without notice to or demand upon the Pledgor and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Pledgor, and may enter upon the premises of the Pledgor for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose and the Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact to do so, with power of substitution, in the name of the Lender or in the name of the Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Pledgor and without notice to the Pledgor. All sums so paid or advanced by the Lender together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Pledgor to the Lender on demand, and shall constitute and become a part of the Obligations.

          5.2.6 Other Remedies.

     The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws.

     Section 5.3 Costs and Expenses.

     The Pledgor shall pay on demand all costs and expenses (including reasonable attorney's fees), all of which shall be deemed part of the Obligations, incurred by and on behalf of the Lender incident to any collection, servicing, sale, disposition or other action taken by the Lender with respect to the Stock Collateral or any portion thereof.

     Section 5.4 Receipt Sufficient Discharge to Purchaser.

     Upon any sale or other disposition of the Stock Collateral or any part thereof, the receipt of the Lender or other Person making the sale or disposition shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof.

     Section 5.5 Remedies, etc. Cumulative.

     Each right, power and remedy of the Lender as provided for in this Agreement or in any of the other Financing Documents or in any related instrument or agreement or now or thereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in the other Financing Documents or in any related document, instrument or agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies.

     Section 5.6 No Waiver, etc.

     No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents or of any related documents, instruments or agreements, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents or under any related document, instrument or agreement, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any other of the Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

                                   ARTICLE VI
                                  MISCELLANEOUS

     Section 6.1 Notices.

     All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:


                  Pledgor:           DCAP Group, Inc.
                                     1158 Broadway
                                     Hewlett, New York  11557
                                     Attention:        Barry B. Goldstein

                  Lender: Manufacturers and Traders Trust Company 25 South Charles Street, 14th Floor Baltimore, Maryland 21201
                                     Attention:        Maryanne Gruys

                  with a copy to:    Frederick W. Runge, Jr., Esquire
                                     Miles & Stockbridge P. C.
                                     10 Light Street
                                     Baltimore, Maryland 21202

By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

     Section 6.2 Amendments; Waivers.

     This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Pledgor. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Pledgor and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.

     Section 6.3 Cumulative Remedies.

     The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

               (a) proceed against the Pledgor with or without proceeding against the Borrower or any other Person who may be liable for all or any part of the Obligations;

               (b) proceed against the Pledgor with or without proceeding under any of the other Financing Documents or against any Stock Collateral or other collateral and security for all or any part of the Obligations;

               (c) without notice, release or compromise with any Guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise; and

               (d) without reducing or impairing the obligations of the Pledgor and without notice thereof: (i) fail to perfect the Lien in any or all Stock Collateral or to release any or all the Stock Collateral or to accept substitute collateral, (ii) waive any provision of this Agreement or the other Financing Documents, (iii) exercise or fail to exercise rights of set-off or other rights, or (iv) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

     Section 6.4 Severability.

     In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

               (a) the validity,  legality and  enforceability  of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

               (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

               (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations of the Pledgor to the Lender shall become immediately due and payable; and

               (d) if affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

     Section 6.5 Assignments by Lender.

     The Lender may, without notice to, or consent of, the Pledgor, sell, assign or transfer to or participate with any Person or Persons all or any part of the Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred. In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise.

     Section 6.6 Successors and Assigns.

     This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Pledgor and the Lender and their respective heirs, personal representatives, successors and assigns, except that the Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

     Section 6.7 Applicable Law; Jurisdiction.

               6.7.1 Applicable Law.

          This Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had been executed, delivered, administered and performed solely within the State.

               6.7.2 Submission to Jurisdiction.

          The Pledgor irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. The Pledgor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Pledgor and may be enforced in any court in which the Pledgor is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the Pledgor in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

               6.7.3 Appointment of Agent for Service of Process.

          The Pledgor hereby irrevocably designates and appoints The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202, as the Pledgor's authorized agent to receive on the Pledgor's behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section in any state or federal court sitting in the State. If such agent shall cease so to act, the Pledgor shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

               6.7.4 Service of Process.

          The Pledgor hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (a) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Pledgor at the Pledgor's address designated in or pursuant to Section 6.1 (Notices), and (b) serving a copy thereof upon the agent, if any, designated and appointed by the Pledgor as the Pledgor's agent for service of process by or pursuant to this Section. The Pledgor irrevocably agrees that such service (y) shall be deemed in every respect effective service of process upon the Pledgor in any such suit, action or proceeding, and (z) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Pledgor. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Pledgor in the courts of any jurisdiction or jurisdictions.

     Section 6.8 Entire Agreement.

     This Agreement is intended by the Lender and the Pledgor to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Pledgor shall hereafter have any rights under any prior agreements but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

     Section 6.9 Waiver of Trial by Jury.

     THE PLEDGOR AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE PLEDGOR AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE STOCK COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

     This waiver is knowingly, willingly and voluntarily made by the Pledgor and the Lender, and the Pledgor and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Pledgor and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

     Section 6.10 Liability of the Lender for Acts of Third Parities.

     The Pledgor hereby agrees that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Stock Collateral or other security for the Obligations.

     Section 6.11 Liability of Lender.

     Except for gross negligence or willful misconduct, the Lender shall be under no liability for, and the Pledgor hereby releases the Lender from, all claims for loss or damage caused by (a) the Lender's failure to perform or collect any of the Stock Collateral, or (b) the Lender's failure to preserve or protect any rights of the Pledgor under the Stock Collateral. By inspecting the

Stock Collateral or any other properties of the Pledgor or by accepting or approving anything required to be observed, performed or fulfilled by the Pledgor or to be given to the Lender pursuant to this Agreement or any of the other Financing Documents, the Lender shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lender.





                        [Signature Follows on Next Page]

                                Signature Page to
                    Pledge, Assignment and Security Agreement
                               (DCAP Group, Inc.)




     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed, sealed and delivered, as of the day and year first written above.

WITNESS OR ATTEST:                       DCAP GROUP, INC.



_________________________                By:__________________________(SEAL)
                                              Barry B. Goldstein,
                                              President

                        INDEX TO EXHIBITS AND SCHEDULES

EXHIBIT A - TO ASSIGNMENT AND SECURITY AGREEMENT
Schedule 1 - Issuer
Schedule 3.1 - Stock Interests
Schedule 3.8 - Title to Properties